Exhibit 99.2

	Third-Quarter 2017 Detailed Supplemental Information

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	5,121	5,348	6,415	6,809	23,693	7,518	6,781	6,688		20,987
Equity in earnings (losses) of affiliates	(149)	80	(60)	181	52	200	178	196		574
Gain on dispositions	23	128	51	158	360	22	1,876	246		2,144
Other income	20	19	110	106	255	31	47	65		143
Total Revenues and Other Income	5,015	5,575	6,516	7,254	24,360	7,771	8,882	7,195		23,848

Costs and Expenses
Purchased commodities	2,225	2,002	2,819	2,948	9,994	3,192	2,922	2,926		9,040
Production and operating expenses	1,354	1,445	1,526	1,342	5,667	1,298	1,327	1,224		3,849
Selling, general and administrative expenses	186	167	203	167	723	157	134	132		423
Exploration expenses	505	610	457	343	1,915	551	98	75		724
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608		5,212
Impairments	136	62	123	(182)	139	175	6,294	6		6,475
Taxes other than income taxes	180	197	161	201	739	231	198	175		604
Accretion on discounted liabilities	109	112	108	96	425	95	92	89		276
Interest and debt expense	281	312	335	317	1,245	315	306	251		872
Foreign currency transaction (gains) losses	16	(17)	13	(31)	(19)	10	13	5		28
Other expense	-	-	-	-	-	-	234	51		285
Total Costs and Expenses	7,239	7,219	8,170	7,262	29,890	8,003	13,243	6,542		27,788
Income (loss) before income taxes	(2,224)	(1,644)	(1,654)	(8)	(5,530)	(232)	(4,361)	653		(3,940)
Income tax provision (benefit)	(768)	(586)	(628)	11	(1,971)	(831)	(935)	217		(1,549)
Net Income (Loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	599	(3,426)	436		(2,391)
Less: net income attributable to noncontrolling interests	(13)	(13)	(14)	(16)	(56)	(13)	(14)	(16)		(43)
Net Income (Loss) Attributable to ConocoPhillips	(1,469)	(1,071)	(1,040)	(35)	(3,615)	586	(3,440)	420		(2,434)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.47	(2.78)	0.35		(1.98)
Diluted	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.47	(2.78)	0.34		(1.98)

Average Common Shares Outstanding (in thousands)
Basic	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,243,280	1,236,831	1,212,454		1,230,742
Diluted	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,248,722	1,236,831	1,215,341		1,230,742
*Ending Common Shares Outstanding is 1,195,516 as of Sep. 30, 2017, compared with 1,216,949 as of Jun. 30, 2017.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	(52)	98	36	179	261	6	215	159		380

Lower 48	(1,279)	(1,213)	(767)	(327)	(3,586)	(562)	(4,013)	(148)		(4,723)

Canada	(418)	(238)	(442)	(220)	(1,318)	(87)	1,846	243		2,002

Europe and North Africa	(146)	14	(9)	488	347	533	276	303		1,112

Asia Pacific and Middle East	89	157	19	305	570	392	(2,052)	452		(1,208)

Other International	(32)	(38)	(62)	77	(55)	(68)	(11)	(15)		(94)

Corporate and Other	(386)	(424)	(429)	(510)	(1,749)	(446)	(622)	(341)		(1,409)

Consolidated	(2,224)	(1,644)	(1,654)	(8)	(5,530)	(232)	(4,361)	653		(3,940)

EFFECTIVE INCOME TAX RATES

Alaska*	96.4%	-50.1%	-64.0%	35.7%	-22.5%	295.2%	7.4%	35.3%		23.4%

Lower 48	35.8%	36.5%	36.0%	46.4%	37.0%	35.5%	36.8%	34.8%		36.6%

Canada	29.8%	26.3%	28.9%	30.9%	29.1%	1193.9%	25.2%	-14.8%		-30.2%

Europe and North Africa	65.3%	-41.6%	1930.7%	46.4%	-13.3%	67.8%	55.5%	72.0%		65.9%

Asia Pacific and Middle East	90.8%	46.1%	478.6%	20.0%	53.6%	36.6%	-5.2%	8.9%		-24.0%

Other International	24.3%	24.3%	23.2%	-10.8%	71.3%	29.6%	14.2%	-27.3%		18.5%

Corporate and Other	29.1%	21.2%	24.7%	22.1%	24.1%	22.0%	31.8%	4.2%		22.0%

Consolidated	34.5%	35.6%	38.0%	-113.2%	35.6%	359.0%	21.4%	33.2%		39.3%
*Alaska including taxes other than income taxes.	61.2%	15.5%	36.4%	55.2%	38.5%	111.9%	32.2%	56.6%		53.3%

1 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(2)	147	59	115	319	(11)	199	103		291

Lower 48	(820)	(771)	(491)	(175)	(2,257)	(362)	(2,536)	(97)		(2,995)

Canada	(294)	(175)	(314)	(152)	(935)	948	1,379	280		2,607

Europe and North Africa	(51)	20	163	262	394	171	123	85		379

Asia Pacific and Middle East	(5)	72	(87)	229	209	236	(2,172)	396		(1,540)

Other International	(24)	(29)	(47)	84	(16)	(48)	(9)	(20)		(77)

Corporate and Other	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)		(1,099)

Consolidated	(1,469)	(1,071)	(1,040)	(35)	(3,615)	586	(3,440)	420		(2,434)

SPECIAL ITEMS

Alaska	-	93	(6)	(1)	86	(110)	32	-		(78)

Lower 48	(172)	(148)	(88)	44	(364)	(33)	(2,464)	(40)		(2,537)

Canada	-	-	(30)	(51)	(81)	977	1,366	304		2,647

Europe and North Africa	(60)	-	160	180	280	-	41	-		41

Asia Pacific and Middle East	-	-	(174)	47	(127)	-	(2,384)	83		(2,301)

Other International	-	-	-	138	138	(28)	-	-		(28)

Corporate and Other	(58)	(31)	(76)	(74)	(239)	(43)	(209)	(125)		(377)

Consolidated	(290)	(86)	(214)	283	(307)	763	(3,618)	222		(2,633)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	(2)	54	65	116	233	99	167	103		369

Lower 48	(648)	(623)	(403)	(219)	(1,893)	(329)	(72)	(57)		(458)

Canada	(294)	(175)	(284)	(101)	(854)	(29)	13	(24)		(40)

Europe and North Africa	9	20	3	82	114	171	82	85		338

Asia Pacific and Middle East	(5)	72	87	182	336	236	212	313		761

Other International	(24)	(29)	(47)	(54)	(154)	(20)	(9)	(20)		(49)

Corporate and Other	(215)	(304)	(247)	(324)	(1,090)	(305)	(215)	(202)		(722)

Consolidated	(1,179)	(985)	(826)	(318)	(3,308)	(177)	178	198		199

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	96.4%	-28.5%	-41.6%	35.9%	-7.7%	44.9%	22.3%	35.3%		33.4%

Lower 48	36.0%	35.6%	36.1%	36.6%	36.0%	35.5%	37.9%	39.2%		36.4%

Canada	29.8%	26.3%	27.9%	32.7%	28.8%	50.9%	-83.2%	34.7%		55.2%

Europe and North Africa	135.4%	-41.6%	136.9%	54.1%	28.3%	67.8%	70.4%	72.0%		69.6%

Asia Pacific and Middle East	90.8%	46.1%	47.2%	35.5%	47.4%	36.6%	31.9%	27.2%		31.6%

Other International	24.3%	24.3%	23.2%	23.3%	23.6%	20.4%	14.2%	-27.3%		4.8%

Corporate and Other	28.8%	20.0%	21.8%	19.6%	22.2%	21.1%	39.2%	22.7%		27.9%

Consolidated	33.6%	31.0%	30.7%	0.4%	29.9%	232.5%	45.2%	57.7%		75.3%

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	2016					2017
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	-	-	(10)	(2)	(12)	-	-	-		-
Gain (loss) on asset sales	-	56	-	-	56	-	-	-		-
Impairments	-	-	-	-	-	(174)	-	-		(174)
Subtotal before income taxes	-	56	(10)	(2)	44	(174)	-	-		(174)
Income tax provision (benefit)[1]	-	(37)	(4)	(1)	(42)	(64)	(32)	-		(96)
Total	-	93	(6)	(1)	86	(110)	32	-		(78)

Lower 48
Restructuring	-	-	(35)	(4)	(39)	-	(15)	(3)		(18)
Impairments	(266)	(246)	-	(69)	(581)	(51)	(3,882)	(2)		(3,935)
Rig termination	-	-	(134)	-	(134)	-	-	-		-
Pending claims and settlements	-	-	33	-	33	-	-	-		-
Minnesota iron ore reversionary interest	-	-	-	92	92	-	-	-		-
Gain (loss) on asset sales	-	-	-	-	-	-	-	(50)		(50)
Subtotal before income taxes	(266)	(246)	(136)	19	(629)	(51)	(3,897)	(55)		(4,003)
Income tax provision (benefit)[1]	(94)	(98)	(48)	(25)	(265)	(18)	(1,433)	(15)		(1,466)
Total	(172)	(148)	(88)	44	(364)	(33)	(2,464)	(40)		(2,537)

Canada
Gain (loss) on asset sales	-	-	37	-	37	-	1,855	281		2,136
Impairments	-	-	(57)	(70)	(127)	-	(18)	-		(18)
Restructuring	-	-	(28)	-	(28)	(27)	1	-		(26)
Subtotal before income taxes	-	-	(48)	(70)	(118)	(27)	1,838	281		2,092
Income tax provision (benefit)[2]	-	-	(18)	(19)	(37)	(1,004)	472	(23)		(555)
Total	-	-	(30)	(51)	(81)	977	1,366	304		2,647

Europe and North Africa
Restructuring	-	-	(2)	(1)	(3)	-	-	-		-
Impairments	(119)	-	-	311	192	-	-	-		-
Subtotal before income taxes	(119)	-	(2)	310	189	-	-	-		-
Income tax provision (benefit)[3]	(59)	-	(162)	130	(91)	-	(41)	-		(41)
Total	(60)	-	160	180	280	-	41	-		41

Asia Pacific and Middle East
APLNG tax functional currency change	-	-	(174)	-	(174)	-	-	-		-
Impairments	-	-	-	-	-	-	(2,384)	-		(2,384)
Subtotal before income taxes	-	-	(174)	-	(174)	-	(2,384)	-		(2,384)
Income tax provision (benefit)[4]	-	-	-	(47)	(47)	-	-	(83)		(83)
Total	-	-	(174)	47	(127)	-	(2,384)	83		(2,301)

Other International
Gain (loss) on asset sales	-	-	-	146	146	-	-	-		-
Rig termination	-	-	-	-	-	(43)	-	-		(43)
Subtotal before income taxes	-	-	-	146	146	(43)	-	-		(43)
Income tax provision (benefit)	-	-	-	8	8	(15)	-	-		(15)
Total	-	-	-	138	138	(28)	-	-		(28)

Corporate and Other
Restructuring	-	-	(70)	(6)	(76)	-	-	-		-
Pension settlement expense	(83)	(45)	(23)	(52)	(203)	(60)	(36)	(20)		(116)
Impairments	-	-	-	(50)	(50)	-	-	-		-
Pending claims and settlements	-	-	(20)	-	(20)	-	2	(9)		(7)
Premiums on early debt retirement	-	-	-	-	-	-	(234)	(51)		(285)
Subtotal before income taxes	(83)	(45)	(113)	(108)	(349)	(60)	(268)	(80)		(408)
Income tax provision (benefit)[5]	(25)	(14)	(37)	(34)	(110)	(17)	(59)	45		(31)
Total	(58)	(31)	(76)	(74)	(239)	(43)	(209)	(125)		(377)

Total Company	(290)	(86)	(214)	283	(307)	763	(3,618)	222		(2,633)
[1]Includes deferred tax adjustment in 2Q 2016 and 2Q 2017 in Lower 48 and Alaska and pending claims and settlements in 2Q 2017 in Alaska.
[2]Includes tax adjustment related to Canadian disposition in 1Q 2017 and 3Q 2017 tax benefit related to our prior decision to exit Nova Scotia deepwater exploration.
[3]Includes international tax law change for 3Q 2016 and pending claims and settlements in 2Q 2017.
[4]Includes Malaysia deferred tax recognition in 4Q 2016 and pending claims and settlements in 3Q 2017.
[5]Includes pending claims and settlements in 3Q 2017.

3 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	599	(3,426)	436		(2,391)
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608		5,212
Impairments	136	62	123	(182)	139	175	6,294	6		6,475
Dry hole costs and leasehold impairments	360	463	187	174	1,184	406	22	7		435
Accretion on discounted liabilities	109	112	108	96	425	95	92	89		276
Deferred taxes	(827)	(630)	(695)	(69)	(2,221)	(1,314)	(1,234)	(222)		(2,770)
Distributions received greater than equity losses
(undistributed equity earnings)	252	(30)	192	(115)	299	(43)	(78)	(72)		(193)
Gain on dispositions	(23)	(128)	(51)	(158)	(360)	(22)	(1,876)	(246)		(2,144)
Other	(126)	109	(33)	(35)	(85)	(47)	222	(542)		(367)
Net working capital changes	(251)	30	50	(310)	(481)	(38)	110	(9)		63
Net Cash Provided by Operating Activities	421	1,259	1,280	1,443	4,403	1,790	1,751	1,055		4,596

Cash Flows from Investing Activities
Capital expenditures and investments	(1,821)	(1,133)	(916)	(999)	(4,869)	(966)	(1,020)	(1,088)		(3,074)
Working capital changes associated with investing activities	(134)	(229)	(38)	70	(331)	(26)	(87)	95		(18)
Proceeds from asset dispositions	135	228	56	867	1,286	35	10,707	2,998		13,740
Net sales (purchases) of short-term investments	(302)	(990)	1,063	178	(51)	(203)	(2,450)	70		(2,583)
Long-term collections from (advances to)
related parties and other investments	57	2	110	(63)	106	186	47	(67)		166
Net Cash Provided by (Used in) Investing Activities	(2,065)	(2,122)	275	53	(3,859)	(974)	7,197	2,008		8,231

Cash Flows from Financing Activities
Net issuance (repayment) of debt	4,530	(763)	(12)	(1,412)	2,343	(839)	(3,240)	(2,515)		(6,594)
Issuance of company common stock	(42)	(3)	(7)	(11)	(63)	(46)	(17)	(2)		(65)
Repurchase of company common stock	-	-	-	(126)	(126)	(112)	(963)	(970)		(2,045)
Dividends paid	(313)	(313)	(314)	(313)	(1,253)	(331)	(331)	(324)		(986)
Other	(38)	(41)	(14)	(44)	(137)	(16)	(48)	(16)		(80)
Net Cash Provided by (Used in) Financing Activities	4,137	(1,120)	(347)	(1,906)	764	(1,344)	(4,599)	(3,827)		(9,770)

Effect of Exchange Rate Changes	5	(20)	19	(70)	(66)	27	76	141		244

Net Change in Cash and Cash Equivalents	2,498	(2,003)	1,227	(480)	1,242	(501)	4,425	(623)		3,301
Cash and cash equivalents at beginning of period	2,368	4,866	2,863	4,090	2,368	3,610	3,109	7,534		3,610
Cash and Cash Equivalents at End of Period	4,866	2,863	4,090	3,610	3,610	3,109	7,534	6,911		6,911

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	320	183	199	181	883	228	229	179		636

Lower 48	580	237	175	270	1,262	343	383	508		1,234

Canada	254	214	85	145	698	62	85	33		180

Europe and North Africa	303	271	227	219	1,020	200	212	245		657

Asia Pacific and Middle East	306	179	215	138	838	109	93	114		316

Other International	41	37	3	23	104	5	5	7		17

Corporate and Other	17	12	12	23	64	19	13	2		34
Total Capital Expenditures and Investments	1,821	1,133	916	999	4,869	966	1,020	1,088		3,074

4 of 8

	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,578	1,546	1,557	1,596	1,569	1,593	1,437	1,226		1,418

Crude Oil (MBD)
Consolidated operations	605	577	571	582	584	588	576	568		577
Equity affiliates	12	15	15	14	14	13	14	14		14
Total	617	592	586	596	598	601	590	582		591
Over (under) lifting of crude oil (MBD)	37	(8)	45	(30)	11	36	28	11		25

NGL (MBD)
Consolidated operations	139	137	140	133	137	127	119	87		112
Equity affiliates	7	8	8	10	8	7	8	8		7
Total	146	145	148	143	145	134	127	95		119

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52	52	63		56
Equity affiliates	139	141	152	163	148	171	85	-		84
Total	166	160	193	213	183	223	137	63		140

Natural Gas (MMCFD)
Consolidated operations	3,096	2,991	2,829	2,916	2,958	2,874	2,484	1,878		2,408
Equity affiliates	799	902	948	947	899	935	1,015	1,040		997
Total	3,895	3,893	3,777	3,863	3,857	3,809	3,499	2,918		3,405

Industry Prices
Crude Oil ($/BBL)
WTI	33.27	45.48	44.88	49.18	43.20	51.83	48.24	48.16		49.41
WCS	19.03	32.18	31.38	34.85	29.36	37.25	37.12	38.22		37.53
Brent dated	33.89	45.57	45.85	49.46	43.69	53.78	49.83	52.09		51.90
JCC ($/BBL)	45.97	33.09	41.30	46.14	41.63	47.21	54.95	53.16		51.77
Natural Gas ($/MMBTU)
Henry Hub first of month	2.09	1.95	2.81	2.98	2.46	3.32	3.19	2.99		3.17

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86	48.11	49.31		49.43
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58	50.55	52.29		52.87
Total	31.47	42.72	43.21	47.05	40.86	50.97	48.16	49.39		49.51

NGL ($/BBL)
Consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81	19.97	22.50		22.14
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20	34.49	35.94		37.59
Total	12.30	16.55	16.18	21.82	16.68	24.87	20.99	23.82		23.25

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63	19.28	24.19		19.93
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63	24.19	-		23.83
Total	1.74	18.11	17.82	21.64	15.27	21.56	22.42	24.19		22.25

Natural Gas ($/MCF)
Consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78	3.64	3.88		3.76
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00	4.29	4.51		4.28
Total	2.99	2.49	3.05	3.44	3.00	3.84	3.83	4.11		3.91

Exploration Expenses ($ Millions)
Dry holes	180	249	163	126	718	343	14	(3)		354
Leasehold impairment	180	214	24	48	466	63	8	10		81
Total noncash expenses	360	463	187	174	1,184	406	22	7		435
Other (G&A, G&G and lease rentals)	145	147	270	169	731	145	76	68		289
Total exploration expenses	505	610	457	343	1,915	551	98	75		724

U.S. exploration expenses	443	559	199	76	1,277	427	44	40		511
International exploration expenses	62	51	258	267	638	124	54	35		213

DD&A ($ Millions)
Alaska	207	235	214	211	867	234	216	188		638
Lower 48	1,048	1,148	1,152	861	4,209	819	666	612		2,097
Canada	191	203	275	218	887	196	70	84		350
Europe and North Africa	378	320	373	342	1,413	346	318	317		981
Asia Pacific and Middle East	399	399	386	378	1,562	350	321	374		1,045
Other International	-	-	-	1	1	-	-	-		-
Corporate and Other	24	24	25	50	123	34	34	33		101
Total DD&A	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608		5,212

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	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	170	163	148	170	163	175	169	154		166
Lower 48	202	206	195	176	195	176	179	175		176
Canada	8	8	7	6	7	6	3	1		3
Norway	95	78	98	99	93	103	99	95		99
United Kingdom	30	27	23	29	27	28	26	23		26
Libya	-	-	-	9	2	9	11	23		14
Europe and North Africa	125	105	121	137	122	140	136	141		139
Australia/Timor-Leste	7	8	10	7	8	7	6	6		6
China	45	42	40	37	41	41	38	37		39
Indonesia	10	8	9	5	8	2	2	2		2
Malaysia	38	37	41	44	40	41	43	52		46
Equity affiliates	12	15	15	14	14	13	14	14		14
AP/ME	112	110	115	107	111	104	103	111		107
Total	617	592	586	596	598	601	590	582		591

NGL (MBD)
Alaska	14	11	11	15	12	15	14	11		14
Lower 48	86	90	92	83	88	75	79	64		73
Canada	25	22	23	21	23	23	13	1		12
Norway	3	2	3	3	3	4	4	4		4
United Kingdom	4	4	3	4	4	5	5	3		4
Europe and North Africa	7	6	6	7	7	9	9	7		8
Australia/Timor-Leste	4	5	7	5	5	5	4	4		5
Indonesia	3	3	1	2	2	-	-	-		-
Equity affiliates	7	8	8	10	8	7	8	8		7
AP/ME	14	16	16	17	15	12	12	12		12
Total	146	145	148	143	145	134	127	95		119

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52	52	63		56
Equity affiliates	139	141	152	163	148	171	85	-		84
Total	166	160	193	213	183	223	137	63		140

Natural Gas (MMCFD)
Alaska	38	27	18	16	25	7	7	5		7
Lower 48	1,216	1,244	1,224	1,192	1,219	1,116	1,142	765		1,007
Canada	566	532	517	483	524	488	247	10		246
Norway	174	133	127	183	154	213	188	193		198
United Kingdom	332	324	230	333	305	328	284	209		273
Libya	1	1	1	2	1	3	4	6		4
Europe and North Africa	507	458	358	518	460	544	476	408		475
Australia/Timor-Leste	309	312	260	274	289	284	260	241		261
China	1	1	1	-	1	-	-	-		-
Indonesia	445	382	399	344	393	327	276	323		309
Malaysia	14	35	52	89	47	108	76	126		103
Equity affiliates	799	902	948	947	899	935	1,015	1,040		997
AP/ME	1,568	1,632	1,660	1,654	1,629	1,654	1,627	1,730		1,670
Total	3,895	3,893	3,777	3,863	3,857	3,809	3,499	2,918		3,405

Total (MBOED)
Alaska	191	179	162	187	179	191	184	166		181
Lower 48	491	503	491	458	486	437	448	366		417
Consolidated operations	154	138	157	158	152	162	109	67		112
Equity affiliates	139	141	152	163	148	171	85	-		84
Canada	293	279	309	321	300	333	194	67		196
Norway	127	102	122	133	121	143	134	131		136
United Kingdom	89	85	65	88	82	88	78	61		76
Libya	-	-	-	9	2	9	12	24		15
Europe and North Africa	216	187	187	230	205	240	224	216		227
Australia/Timor-Leste	63	65	60	58	61	59	53	50		55
China	45	42	40	37	41	41	38	37		39
Indonesia	87	75	77	64	76	57	48	56		53
Malaysia	40	43	50	59	48	59	56	73		63
Equity affiliates	152	173	181	182	173	176	192	195		187
AP/ME	387	398	408	400	399	392	387	411		397
Total	1,578	1,546	1,557	1,596	1,569	1,593	1,437	1,226		1,418

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	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	32.54	44.39	43.43	48.15	41.93	52.09	49.95	50.53		50.81
Lower 48	27.04	39.50	40.09	44.15	37.49	45.89	43.38	45.29		44.84
Canada	26.11	37.70	37.50	41.50	35.25	43.82	43.35	-		43.46
Norway	35.15	45.90	47.00	49.15	44.09	54.14	51.19	51.94		52.57
United Kingdom	36.19	45.06	44.91	48.17	42.14	50.09	51.72	46.88		49.74
Libya	-	-	-	-	-	52.98	48.77	51.00		51.11
Europe and North Africa	35.47	45.77	46.59	48.93	43.66	53.34	50.98	51.05		51.90
Australia/Timor-Leste	36.86	47.21	46.19	48.54	44.06	53.85	49.43	50.35		51.54
China	27.29	38.26	39.83	45.19	37.64	50.31	46.00	49.09		48.56
Indonesia	32.70	44.82	41.98	37.18	39.08	42.45	37.44	38.89		39.45
Malaysia	37.87	49.15	48.46	52.52	47.06	58.13	52.64	54.66		55.01
AP/ME	33.11	43.55	44.27	48.40	42.23	53.74	49.28	52.06		51.73
Total consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86	48.11	49.31		49.43
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58	50.55	52.29		52.87
Total	31.47	42.72	43.21	47.05	40.86	50.97	48.16	49.39		49.51

NGL ($/BBL)
Consolidated operations
Lower 48	9.45	14.59	14.57	18.83	14.34	22.07	18.99	20.72		20.55
Canada	11.69	13.70	14.99	19.52	14.82	21.32	20.96	-		21.44
Norway	17.32	19.20	19.08	22.52	19.57	31.77	24.24	28.86		29.90
United Kingdom	19.65	22.96	22.77	28.79	23.96	30.32	25.32	33.07		29.44
Europe and North Africa	18.78	22.16	21.38	26.95	22.62	31.21	24.88	31.16		29.69
Australia/Timor-Leste	28.94	29.81	26.16	35.85	29.69	42.96	34.54	35.74		38.28
Indonesia	25.46	29.43	24.36	30.04	27.36	-	-	-		-
AP/ME	27.62	29.67	25.84	34.30	29.00	42.96	34.54	35.74		38.28
Total consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81	19.97	22.50		22.14
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20	34.49	35.94		37.59
Total	12.30	16.55	16.18	21.82	16.68	24.87	20.99	23.82		23.25

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63	19.28	24.19		19.93
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63	24.19	-		23.83
Total	1.74	18.11	17.82	21.64	15.27	21.56	22.42	24.19		22.25

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.84	4.82	6.95	5.38	5.22	3.53	1.43	4.55		2.77
Lower 48	1.80	1.70	2.59	2.72	2.20	2.83	2.72	2.63		2.74
Canada	1.20	0.95	1.71	2.18	1.49	1.95	2.00	-		1.95
Norway	4.03	3.22	3.54	4.59	3.92	5.52	4.87	5.00		5.16
United Kingdom	5.55	4.74	4.50	5.50	5.12	6.07	4.99	5.20		5.47
Libya	-	-	-	-	-	-	-	0.09		0.09
Europe and North Africa	5.03	4.30	4.13	5.17	4.71	5.86	4.95	5.09		5.34
Australia/Timor-Leste*	0.59	0.56	0.47	0.56	0.54	0.57	0.77	0.64		0.66
China	2.38	2.38	2.34	2.30	2.36	-	-	-		-
Indonesia	4.47	5.18	5.61	5.77	5.22	6.52	6.34	5.81		6.22
Malaysia	1.54	2.38	2.33	2.74	2.48	2.82	3.07	3.30		3.08
AP/ME	4.24	3.96	4.42	4.62	4.31	4.96	5.05	4.63		4.87
Total consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78	3.64	3.88		3.76
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00	4.29	4.51		4.28
Total	2.99	2.49	3.05	3.44	3.00	3.84	3.83	4.11		3.91
*Excludes transfers to Darwin LNG plant.

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	2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)		(1,099)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(222)	(234)	(258)	(266)	(980)	(253)	(174)	(176)		(603)
Corporate G&A expenses	(85)	(72)	(54)	(78)	(289)	(93)	(64)	(56)		(213)
Technology*	21	1	44	(16)	50	9	-	20		29
Other	13	(30)	(55)	(38)	(110)	(11)	(186)	(115)		(312)
Total	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)		(1,099)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(321)	(355)	(377)	(349)	(1,402)	(340)	(336)	(282)		(958)
Capitalized interest	40	43	42	32	157	25	30	31		86
Interest revenue	8	14	21	3	46	11	17	29		57
Total	(273)	(298)	(314)	(314)	(1,199)	(304)	(289)	(222)		(815)

Debt
Total debt ($ Millions)	29,455	28,677	28,689	27,275	27,275	26,435	23,468	21,004		21,004
Debt-to-capital ratio (%)	43%	43%	44%	44%	44%	43%	43%	41%		41%

Equity ($ Millions)	39,407	37,831	36,456	35,226	35,226	35,601	30,499	30,712		30,712

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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